[(Schedule 14A) Information Required in Proxy Statement]

Reg. s.240.14a-101.

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)]

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to s.240.14a-12

SYNERGY TECHNOLOGIES CORPORATION

............................................................................................................................................

(Name of Registrant as Specified In Its Charter)

.............................................................................................................................................

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    Title of each class of securities to which transaction applies.

    ...............................................................................................................................

    Aggregate number of securities to which transaction applies:

    .................................................................................................................................

    Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    .................................................................................................................................

    Proposed maximum aggregate value of transaction:

    .................................................................................................................................

    Total fee paid:

.................................................................................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.
    Amount Previously Paid:

    .....................

    Form, Schedule or Registration Statement No.:

    .....................

    Filing Party:

    .....................

    Date Filed:

.....................

Synergy Technologies Corporation

335 - 25 Street S.E.

Calgary, Alberta, Canada T2A 7H8

Phone: 403.269.2274

Fax: 403.290.1257

May 4, 2001

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Synergy Technologies Corporation which will be held at our corporate headquarters and laboratory facilities at 335 25th Street S.E., Calgary, Alberta Canada on June 15, 2001 at 10:30 a.m. We look forward to greeting as many of our shareholders as possible.

Details of business to be conducted at the annual meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

You will notice in reading the Proxy Statement that we have proposed seven directors for re-election. Certain of these individuals joined the board during the fall of 2000, or, as is the case with one nominee, earlier this current fiscal period, and so are relatively new to Synergy. We wish to offer a warm welcome to our new board members, and also to share with you, the shareholders, our enthusiasm as we look to benefit from the vast expertise, both technical and corporate, these gentlemen can bring to our Company. We would also like to thank our veteran board members for their continued support.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the envelope provided. If you decide to attend the annual meeting, you will of course be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company.

On Behalf of the Board of Directors,

"Jacqueline Danforth"

Jacqueline Danforth

Director and Secretary/Treasurer

SYNERGY TECHNOLOGIES CORPORATION

NOTICE OF ANNUAL MEETING

TAKE NOTICE that the Annual Meeting (the "Meeting") of the Shareholders of SYNERGY TECHNOLOGIES CORPORATION (the "Company") will be held at the office of Synergy Technologies Corporation at 335 25th Street S.E., Calgary, Alberta, Canada at 10:30 o'clock in the forenoon (Calgary time) on the 15th day of June, 2001 for the following purposes:

1. To receive the Report of the Directors.

2. To receive the Annual Report of the Company including Audited Financial Statements therein for the fiscal period ending December 31, 2000, together with the Auditor's report thereon.

3. To appoint the Auditor for the Company, and to authorize the Directors to fix the remuneration to be paid to the Auditor.

4. To elect Directors for the ensuing year.

5. To authorize the Directors, in their discretion, to re-negotiate any existing stock options and to grant options to Insiders of the Company, and/or its subsidiaries, at such price or prices and upon such terms as may be acceptable.

6. To transact such other business as may be brought before the Meeting.

Accompanying this Notice of Meeting is the Annual Report of the Company including audited financial statements to the year ended December 31, 2000, a Proxy Statement and Proxy Instrument. A Shareholder entitled to attend and vote at the Meeting is entitled to appoint a proxy to attend and vote in his stead. If you are unable to attend the Meeting in person, please read the Notes accompanying the Instrument of Proxy enclosed and then complete and return the Proxy within the time set out in the Notes. As set out in the Notes, the enclosed Instrument of Proxy is solicited by Management, but you may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Calgary, Alberta, this 4th day of May 2001.

BY ORDER OF THE BOARD

"Thomas E. Cooley"

Chief Executive Officer

SYNERGY TECHNOLOGIES CORPORATION

335 25th Street S.E.

Calgary, Alberta Canada

T2A 7H8

Tel: (403) 269-2274

Fax: (403) 290-1257

Toll free: (888) 378-6633

PROXY STATEMENT

AS AT AND DATED May 4, 2001

SOLICITATION OF PROXIES

This Proxy Statement accompanies the Notice of the 2001 Annual Meeting of Shareholders (the "Meeting") of SYNERGY TECHNOLOGIES CORPORATION (hereinafter called "Synergy" or "the Company"), and is furnished in connection with a solicitation of proxies for use at the Meeting and at any adjournment thereof. Except where otherwise indicated, the information contained is stated as of May 4, 2001.

INCLUSION OF SHAREHOLDER PROPOSALS

The deadline for submitting Shareholder proposals for inclusion in Synergy's Proxy Statement and form of proxy for Synergy's next annual meeting (2002) is anticipated to be February 16, 2002. All notices of Shareholder proposals not submitted to the Company for inclusion in the Company's Proxy Statement and form of Proxy for the next annual meeting of Shareholders will be considered untimely if not sent by March 26, 2002.

PERSONS OR COMPANIES MAKING THE SOLICITATION

THE ENCLOSED PROXY IS BEING SOLICITED BY

MANAGEMENT OF THE COMPANY

Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse shareholders' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals' authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or paid solicitors. The cost of solicitation will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXY

The persons named in the accompanying Instrument of Proxy are Directors or Officers of the Company. A Shareholder has the right to appoint a person to attend and act for him on his behalf at the Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right a Shareholder shall strike out the names of the persons named in the Instrument of Proxy and insert the name of his nominee in the blank space provided, or complete another Instrument of Proxy. The completed Instrument of Proxy should be deposited with its Registrar and Transfer Agent, Holladay Stock Transfer Services, at 2939 North 67th Place, Scottsdale, Arizona 85251, fax to 480.481.3941, or with the offices of the Company at 335 25th Street SE, Calgary, Alberta T2A 7H8, fax to 403.290.1257, at least 48 hours before the time of the Meeting or any adjournment thereof, excluding Saturdays and holidays.

The Instrument of Proxy must be signed by the Shareholder or by his Attorney in writing, or, if the Shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer.

In addition to revocation in any other manner permitted by law, a Shareholder may revoke a Proxy either by (a) signing a Proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the Instrument of Proxy is required to be executed as set out in the Notes to the Instrument of Proxy) and either depositing it at the place and within the time aforesaid or with the Chairman of the Meeting on the day of the Meeting or on the day of any adjournment thereof, or (c) registering with the Scrutineer at the Meeting as a Shareholder present in person, whereupon such Proxy shall be deemed to have been revoked.

VOTING OF SHARES AND EXERCISE OF DISCRETION OF PROXIES

On a poll, the persons named in the enclosed Instrument of Proxy will vote the shares in respect of which they are appointed and, where directions are given by the Shareholder in respect of voting for or against any resolution, will do so in accordance with such direction.

In the absence of any direction in the Instrument of Proxy, it is intended that such shares will be voted in favour of the motions proposed to be made at the Meeting as stated under the headings in this Proxy Statement. The Instrument of Proxy enclosed, when properly signed, confers discretionary authority with respect to amendments or variations to any matters which may properly be brought before the Meeting. The enclosed Instrument of Proxy does not confer authority to vote for the election of any person as a Director of the Company other than for those persons named in this Proxy Statement. At the time of printing of this Proxy Statement, the Management of the Company is not aware that any such amendments, variations or other matters are to be presented for action at the Meeting. However, if any other matters which are not now known to the Management should properly come before the Meeting, the Proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the nominee.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

On May 4, 2001 a total of 30,771,664 common shares, $0.002 par value per share, were issued and outstanding. There is one class of shares only. The total number of shares that Synergy is authorized to issue is 50,000,000 shares of common stock, $0.002USD par value. At an Annual Meeting of Shareholders the Company, on a show of hands, every shareholder present in person or represented by proxy shall have one vote for each share of which such shareholder is the registered holder.

Only Shareholders of record on the close of business on the 4th day of May, 2001 who either personally attend the Meeting or who complete and deliver an Instrument of proxy in the manner and subject to the provisions set out under the heading "Appointment and Revocation of Proxy" will be entitled to have his or her shares voted at the Meeting or any adjournment thereof.

To the knowledge of the Company, the beneficial owners or persons exercising control or direction over Company shares carrying more than 10% of the outstanding voting rights are:
Shareholder	Number of Shares	Approximate Percentage of Total Issued
Laxarco Holding Limited	14,943,510	48.6%

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Synergy's common stock is traded on the OTC/BB under the symbol "OILS". High and low bid prices for the last two fiscal years are set forth below; these quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions:

2000	HIGH	LOW
Fourth Quarter	$2.00USD	$0.75USD
Third Quarter	$3.00USD	$1.9375USD
Second Quarter	$4.43USD	$1.9375USD
First Quarter	$6.00USD	$0.50USD

1999
Fourth Quarter	$0.8125USD	$0.37USD
Third Quarter	$1.03USD	$0.4375USD
Second Quarter	$2.93USD	$0.59USD
First Quarter	$0.875USD	$0.437USD

CHANGES IN CONTROL

On August 2, 2000, Synergy's Board of Directors resolved to release from escrow 13,000,000 shares of common stock being held against the shares of Syngen Technologies Limited and the title to the heavy oil upgrading technology, known as CPJ. The 13,000,000 shares were issued in the name of Laxarco Holding Limited. These shares were released in the fourth quarter of fiscal year 2000, pursuant to a written agreement in which an undertaking was provided by Laxarco Holding to supply technical personnel in accordance with terms and conditions set forth in its previous agreement with Carbon Resources and the release from escrow of the shares of Syngen Technologies Limited to Synergy. Laxarco was also issued an additional 1,943,510 shares in accordance with an anti-dilution provision found in the amended technology transfer agreement dated October 31, 1999, between Laxarco Holding Limited, Synergy and Carbon Resources, which provides for the issuance of additional shares to enable Laxarco Holding Limited to maintain its proportionate interest in Synergy until the 13,000,000 shares were released from escrow. Accordingly, this anti-dilution clause is no longer in effect.

DESCRIPTION OF THE COMPANY'S BUSINESS

General Description and Development of Business

Synergy Technologies Corporation is developing and commercializing two proprietary and patented processes for the global energy markets, SynGen and CPJ, that it hopes will change the way the world develops oil and gas. Its novel SynGen technology converts natural gas and other fossil fuels to hydrogen and carbon monoxide for use in a variety of applications. Its highly efficient CPJ is a super-heated steam application that converts heavy oil and refinery bottoms into more usable, higher-API-gravity crude. Synergy believes it will revolutionize the global energy industry through efficient and environmentally friendly technologies. Synergy is presently a development stage company with no revenues and substantial debt. Our technologies have not yet been proven to be commercially viable. Synergy intends certain applications of its SynGen process to be commercially available in less than one year, and has also commenced a test program to scale down its current SynGen pilot unit for application as a reformer for use with onboard automotive fuels cells. Synergy also expects to commence in the year 2001 detailed engineering of a commercial heavy oil upgrading plant based on its CPJ technology. There are no guarantees that Synergy will be able to achieve commercial viability of either technology in this time frame or that commercial viability will ever be achieved.

SynGen

SynGen is Synergy Technologies' novel process for producing syngas, a common building block for plastics, industrial uses, clean burning fuels and several other applications. Conventional syngas production methods are half a century old and are comparatively cost intensive to SynGen. Huge infrastructure required for these less easily scalable plants also makes SynGen very attractive. Through our GlidArc cold plasma physics principle, SynGen can offer advantages in both capital expenditures and operating expenditures, and the entire process is fully scalable.

Synergy is currently focusing on its three flagship applications: full-scale gas-to-liquids (GTL) plants for clean-burning fuel production; a much smaller fuel cell application for stationary fuel cell power generation; and an even more compact on-board automotive SynGen reactor. Revenue models combine license fees and royalties for each application.

Synergy's initial application for SynGen combines our patented SynGen reactor and proven Fischer-Tropsch technology in a "gas-to-liquids" system, which is a two step process that converts natural gas into diesel fuel and other fuels. The first step of Synergy's gas-to-liquids system, utilizes SynGen to convert natural gas into synthetic gas. Production of synthesis gas by the SynGen process then leads to the production of super-clean, low emissions synthetic fuels. The types of synthetic fuels that are produced are diesel, jet fuel and naphtha. Synergy believes the cost savings of its gas-to-liquids system creates an attractive option to other commercial applications.

Currently, our SynGen pilot unit, located in the Province of Alberta, can produce up to 300,000 SCFD of syngas. This unit is an ideal size for stationary fuel cell applications and is a stepping-stone to full-scale reactors for GTL applications. A bench scale SynGen pilot unit located at facilities in Orleans, France recently commenced testing gasoline and diesel for suitability in syngas production for use in fuel cell applications.

CPJ

Synergy's CPJ heavy oil upgrading process is based upon the principle of an instantaneous transfer of energy from superheated steam to a fine mist of heavy crude feedstock via a specially designed and patented injector. CPJ can be tailored to suit the crude feedstock's composition and is capable of obtaining the desired viscosity of the upgraded product. Such unique flexibility allows refineries to maximize heating oil production before the winter heating season or they can switch to gasoline production before the summer driving season. Synergy believes that the CPJ process reduces operating expenditures by up to 70 percent over currently used upgrading methods. CPJ also offers the advantage of substantial reduction in sulfur levels in the end product. It is easily adapted to variety of upstream, midstream and downstream applications.

Oilfield Location

The steam-based CPJ unit is particularly suited as a companion to the commonly used steam assisted gravity drainage heavy oil recovery methods. Synergy is currently pursuing commercial installations in both Canada and South America. Canadian heavy oil producers have major production increases coming on line in 2005 and continue to be interested in CPJ as a valuable adjunct to their production plans. The dominant pipeline company that transports Canadian heavy crude to market has examined the typical properties of the upgraded CPJ oil. They have indicated that upgraded CPJ oil meets specifications for transportation in their extensive system.

The 1/2 barrel per day demonstration unit located in our corporate and laboratory facilities in Calgary, Alberta, commissioned in April 2000, is currently testing client crudes for U.S. and Canadian energy companies in advance of determining the viability of an on-site CPJ unit for 2001.

Pipeline Application

Synergy's versatile CPJ technology can also be sited along the pipeline once heavy crude has been extracted, but before it reaches the refinery. In this way CPJ can offer pipeline companies an attractive opportunity to market our more valuable upgraded product. CPJ upgraded product can serve as diluent for blending with other lower-API-gravity crudes, or can be marketed directly to the refinery.

Refinery Application

Synergy is actively seeking a refinery partner for installation of a commercial CPJ unit for on-site refining of heavy fractions similar to virgin heavy oils. A refinery or field location is anticipated to be Synergy's first meaningful revenue stream upon completion of an 18-month build-out.

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The following table sets forth the names and ages of all directors and executive officers of Synergy as of the date of this report, indicating all positions and offices with Synergy held by each person. All directors noted in the following table will be presented at the Annual Meeting as nominees for election as directors for the current year:

NAME	AGE	POSITION	TERM OF SERVICE RELATIVE TO SYNERGY BOARD MEMBERSHIP
Thomas E. Cooley	60

Chief Executive Officer and Member of the Board of Directors of Synergy; President and member of the Board of Directors of Carbon Resources Limited; President and member of the Board of Directors of Syngen Technologies Limited

			08/00 to Present
Cameron Haworth	41	President and member of the Board of Directors of Synergy	12/97 to Present
Jacqueline Danforth	29	Secretary-Treasurer and member of the Board of Directors of Synergy; Member of the Board of Directors Carbon Resources Limited, Syngen Technologies Limited and Lanisco Holdings Limited	12/97 to Present
James Shone	26	Member of the Board of Directors of Synergy	04/00 to Present
Marc Cernovitch	27	Vice President	12/97 to Present
James E. Nielson	69	Member of the Board of Directors of Synergy	09/00 to Present
Duane F. Baumert	60	Member of the Board of Directors of Synergy	09/00 to Present
Barry J. Coffey	49	Member of the Board of Directors of Synergy	01/01 to Present

The members of Synergy's Board of Directors are elected by the holders of Synergy's common stock. The directors of Synergy are elected every year and serve until their successors are elected and qualify. Cumulative voting for directors is not permitted. The term of office of directors of Synergy ends at the next annual meeting of Synergy's shareholders or when the successors are elected and qualified. The annual meeting of shareholders is specified in Synergy's bylaws to be held within six months of the end of each fiscal year and the last annual meeting was held on June 28, 2000. The term of office of each officer of Synergy ends at the next annual meeting of the Synergy's Board of Directors, expected to take place immediately after the next annual meeting of shareholders, or when his or her successor is elected and qualified. Except as otherwise indicated below, no organization by which any officer or director previously has been employed is an affiliate, parent, or subsidiary of Synergy.

The Board of Directors held a total of 7 special and regular meetings during fiscal year 2000.

Directors and Officers of Synergy:

Mr. Thomas E. Cooley - Chief Executive Officer and Director

Mr. Cooley has been Synergy's technology director since October 1997, became a member of the Board of Directors on August 2, 2000 and was appointed Chief Executive Officer as of January 16, 2001. Mr. Cooley previously served as President of Kvaerner Membrane Systems, Inc. from August 1994 through October 1997. Prior to that, from 1984 through August 1994, Mr. Cooley was the General Manager - Marketing and Engineering for Grace Membrane Systems, which was acquired by Kvaerner in August 1994. Mr. Cooley is a registered professional engineer in the State of Texas and the Province of Alberta, Canada. Mr. Cooley holds three U.S. patents and two Canadian patents and he has had eight papers published. Mr. Cooley is one of the pioneers of the development application of gas permeation membranes for natural gas processing. Mr. Cooley earned a B.A. degree in Chemical Engineering from Rice University in 1963 and a B.S. degree in Chemical Engineering from Rice University in 1964.

Mr. Cameron Haworth - President and Director

Mr. Haworth who has been with Synergy since December 1997, obtained his B.Sc. in December 1987 from the University of Wyoming and a Degree in Petroleum Technology from SAIT in 1984. Mr. Haworth was previously employed by Schlumberger (formerly REDA Services) as sales manager. Mr. Haworth has several years of experience in the oil and gas industry supervising and coordinating the marketing, sales and field services and order initiation for the Canadian market. Mr. Haworth has extensive experience in preparing business plans and presentation material.

Ms. Jacqueline Danforth - Secretary/Treasurer, Director and Audit Committee Member

Ms. Danforth has been an officer and director of Synergy since December 1, 1997, has been a member of Synergy's Audit Committee since March 16, 2001, has been a director of Carbon Resources since May 22, 1998 and has been a director of Syngen Technologies Limited since June 25, 1999 and a director of Lanisco Holdings Limited, since August 1999. Ms. Danforth has spent the past several years in the employ of publicly traded companies. Ms. Danforth provides contract administrative and accounting services to these companies. Ms. Danforth has recently expanded her duties to include a stronger focus on the oil and gas sector and has attended numerous courses and seminars offered by CAPL and the University of Calgary to familiarize herself with the industry. Ms. Danforth is currently completing her studies to become a certified general accountant.

Mr. Marc Cernovitch - Vice President

Mr. Cernovitch has been with Synergy since December 1997 and is currently employed as Vice-President. Mr. Cernovitch was previously employed with Georgia Pacific Securities as an investment advisor, Mr. Cernovitch studied the review and assessment of the financial operations of corporate operations. Mr. Cernovitch takes an active role in the management of Synergy's financial operations and investor relations. Mr. Cernovitch is an economics graduate of McGill University.

Mr. James Shone - Director and Audit Committee Member

Mr. Shone has been with Synergy since December 1997 and has been a member of the Audit Committee since March 16, 2001. Mr. Shone is currently employed as a Senior Manager - Loans in the finance department of the Business Development Bank of Canada (BDC). Previously employed with the Trust Company of the Bank of Montreal as a client service officer, Mr. Shone understands the review and assessment of the financial operations of corporate operations. Mr. Shone takes an active role in the management of Synergy's financial operations and annual corporate expenditures. Mr. Shone has knowledge of financial statement review and preparation, budgeting and financial forecasting. Mr. Shone is a graduate of McGill University with a B.Com degree in Finance in 1996.

Mr. James E. Nielson - Director and Audit Committee Member

Mr. Nielson served on Synergy's Advisory Board from January 2000 until his election to the Board of Directors in September 2000. Mr. Nielson has been a member of the Audit Committee since March 16, 2001. With an extensive career as an oil and gas executive, Mr. Nielson brings an understanding of the industry to Synergy. Mr. Nielson was President and Chief Executive Officer of Husky Oil of Calgary, Alberta, Canada, from 1973 to 1979, during which time Husky Oil experienced tremendous growth, a four-fold increase in operating revenues and a six-fold increase in profits. He also began the planning that led to the development of Husky's heavy oil upgrader at Lloydminster, Alberta. Upon his return to Wyoming in 1979, Mr. Nielson formed JN Oil and Gas, a privately owned exploration and production Company. After 12 years at the helm of JN Oil and Gas, he formed Nielson and Associates. Mr. Nielson, currently serves as a director of the Wyoming Petroleum Association, Y-Tex Corporation and Ultra Petroleum. He is presently a Trustee of the Buffalo Bill Historical Center, as well as Chairman of the Finance Committee. He holds a degree in Business Administration from the University of Wyoming.

Mr. Duane F. Baumert - Director

Mr. Baumert was elected to the Board of Directors in September 2000. Mr. Baumert has experience in the area of worldwide licensing of technology and intellectual property rights. Mr. Baumert has been the Business Director of UNICARB® Systems Business of the Union Carbide Corporation since 1990. Mr. Baumert has been with Union Carbide since 1966 and during that time has held the positions of Director of Marketing, National Sales Management and International Business Director. Mr. Baumert received a B.S. in Business Administration and Management from the University of Nebraska in 1963.

Mr. Barry J. Coffey - Director and Audit Committee Member

Mr. Coffey was elected to the Board of Directors in January 2001 and has been a member of the Audit Committee since March 16, 2001. Mr. Coffey is a senior human resources and operations executive with broad domestic and international experience spanning more than 20 years. His career includes many years of experience working with start-up companies across a variety of industries. He has held several senior management positions including RJR Nabisco (1984-1991), Sony Corporation (1991-1995), and QED Consulting (1995-2001), a global management-consulting firm of which he was a founder and managing partner. Mr. Coffey recently sold his interest in QED Consulting, and currently serves as Executive Vice President and Chief Personnel Officer at PartMiner Inc. Mr. Coffey earned a B.A. degree from Scarritt College in 1976 and 1977, and M.A. from Vanderbilt University and a Ph.D. in Philosophy from Drew University in 1980.

Advisory Board

Synergy has also created an Advisory Board for the purpose of obtaining the advice and services of experienced knowledgeable business people and professionals. Synergy believes that this is a means by which additional advice may be obtained in areas that it needs assistance, such as finance, government environmental policy, international relations and law and publishing. While the Advisory Board's advice is sought by Synergy, the Advisory Board has no control or direct influence over the policies or management of Synergy or Synergy's Board of Directors.

Synergy's Advisory Board is comprised of the individuals identified below:

Senator Alan K. Simpson, Retired

In 1978, Mr. Simpson was elected to the United States Senate for the first of three terms concluding in January 1997. His political career included a period as the Assistant Majority Leader, which position he maintained from 1984 to 1994. During his career Mr. Simpson has performed a great deal of high profile committee work. While serving on the Environment and Public Works Committee, Mr. Simpson co-sponsored the Clean Air Act, serving on the Conference Committee completing the bill. Prior to his time on Capitol Hill, Mr. Simpson had a long career in the Wyoming House of Representatives, holding the offices of Majority Whip, Majority Floor Leader and Speaker Pro-Tem. The Simpson family has practiced law in Wyoming for more than 100 years, and Alan Simpson was the third generation to take up the call. He practiced law in the State of Wyoming for 18 years, including a short term as the Wyoming Assistant Attorney General. Mr. Simpson sits on numerous Boards, including the Board of Directors of Biogen Corporation and American Express Funds, and is a member of various Boards of Trustees.

Mr. Gordon Barrows

Mr. Barrows has had a long and distinguished career as a publisher and world authority on the structure and suitability of oil and gas contracts and legislation. As the publisher of Petroleum Legislation, Basic Oil Laws & Concession Contracts, Mr. Barrows travels around the world advising private and government organizations. Mr. Barrows is the President of Barrows Company Inc. and is an advisor to various international organizations including the United Nations, the World Bank and various national governments. Mr. Barrows has a degree in mathematics and languages from the University of Wyoming and a M.A. in international relations and law from John Hopkins. He speaks fluent French and Spanish.

Mr. H.S. (Scobey) Hartley

Mr. Hartley brings an entrepreneurial drive to the Synergy Board with a background that spans a wide range of petroleum-related projects and substantial involvement in many government boards. He is a Past-President of Cayenne Energy Corp., Sea Hawk Resources and Smith International Canada Ltd. Mr. Hartley is the current Chairman of the Board of Prism Petroleum Ltd., President of Faster Oilfield Services Ltd., Treasurer of Linvest Resources Corp., a Director of Directional Plus, Ltd. and Production Operators Canada Inc. Mr. Hartley currently serves as a Board member of the Calgary Regional Health Authority, Board Member/Trustee of the Alberta Heritage Foundation for Science and Engineering Research, and a Director of iCORE (the Alberta Information Circle of Research Excellence). Mr. Hartley holds a Geology degree from Texas Tech University.

Mr. Charles C. Rumsey Jr.

Mr. Rumsey brings a diverse range of talents to Synergy Technologies. As a private financier of oil and gas investments, Mr. Rumsey has a well-established network of contacts on Wall Street. Over the years, Mr. Rumsey has been a significant investor in several new oil companies, some of which became publicly traded. The founder and President of Sunshine Pacific Corp., a privately held oil company, Mr. Rumsey has been an investor with Synergy Technologies Corporation since inception. He is a graduate of Harvard Law School and practiced law in New York for many years before devoting his full-time efforts to oil and gas, and fine art investments.

Technical Staff and Inventors

Dr. Albin Czernichowski

Dr. Czernichowski is co-inventor of the SynGen process and, for forty years, has been involved in different areas of plasma chemistry. For the past ten years, he has been developing plasma reactors for hydrocarbon conversion processes, many of these related to environmental cleanup.

Dr. Pierre Jorgensen

Dr. Jorgensen, inventor of the CPJ process, and a director of Carbon Resources Limited, is a retired French process engineer who spent his career dealing with the fluid catalytic cracker, cokers, visbreakers and bottom-of-the-barrel refinery economics.

Dr. Vladimir S. Boudtsov

Dr. Boudtsov, Technical Director of Fischer-Tropsch, trained at Novocherkassk Polytechnical University in Russia to become a chemical technology engineer and is a qualified specialist in the Fischer-Tropsch production of hydrocarbons from synthesis gas. Dr. Boudtsov's Ph.D. thesis was devoted to the investigation of Fischer-Tropsch catalysts and process design. He has ten scientific publications and one patent in Russia.

Management does not contemplate that any of the nominees will be unable to serve as a director. In the event that prior to the Meeting any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the proxy as nominee to vote the shares represented by proxy for the election of any other person or persons as directors.

The following table sets out the information concerning management nominees for office of director, of 3 whom are ordinary residents of Canada and 4 of whom are ordinary residents of the United States.
Name and Present Office Held	Director Since	Number Of Shares Beneficially Owned, Directly Or Indirectly, Or Over Which Control Or Direction Is Exercised At The Date Of This Proxy Statement	Principal Occupation And If Not At Present An Elected Director, Occupation During The Past Five (5) Years
Thomas E. Cooley (1) CEO & Director	08/00 to Present	985,489

Chief Executive Officer and Member of the Board of Directors of Synergy; President and member of the Board of Directors of Carbon Resources Limited; President and member of the Board of Directors of Syngen Technologies Limited

Cameron Haworth(2) President & Director	12/97 to Present	262,500	President and member of the Board of Directors of Synergy.
Jacqueline Danforth(3) Secretary-Treasurer & Director	12/97 to Present	467,286	Secretary-Treasurer and member of the Board of Directors of Synergy; Member of the Board of Directors Carbon Resources Limited, Syngen Technologies Limited and Lanisco Holdings Limited.
James Shone(4) Director	12/97 to Present	114,500	Senior Manager - Loans, Business Development Bank of Canada (BDC)
James E. Nielson(5) Director	09/00 to Present	580,000	President and CEO - Nielson & Associates, Inc.
Duane F. Baumert(6) Director	09/00 to Present	128,500	Sole Proprietor - Huntingtown Associates LLC.
Barry Coffey(7) Director	01/01 to Present	200,000	Executive Vice President and Chief Personnel Officer, PartMiner Inc.

  Mr. Cooley's total shareholdings of 985,489 includes options for 250,000 shares; his wife, Carolyn Cooley, owns 125,000 of the 785,482 shares in her name. Mr. Cooley is also a shareholder of Laxarco Holding Limited but disclaims any investment control over or beneficiary interest in the shares of Synergy owned by Laxarco Holding Limited, for purposes hereof.
  Mr. Haworth's total shareholdings of 262,500 include options for 244,500 shares.
  Ms. Danforth's total shareholdings of 467,286 include options for 235,000 shares.
  Mr. Shone's total shareholdings of 114,500 include options for 100,000 shares.
  Mr. Nielson's total shareholdings of 580,000 include options for 330,000 shares.
  Mr. Baumert's total shareholdings of 128,500 include options for 125,000 shares; his wife Dorothy T. Baumert, owns 3,500 in her retirement plan.

(7) Mr. Coffey's total shareholdings are all options for 200,000 shares

On March 16, 2001, the Board of Directors has adopted a written charter for the audit committee, a copy of which is appended to this Proxy Statement. The audit committee has reviewed and discussed the audited financial statements with Management of the Company, and has discussed with KPMG LLP, independent auditors to the Company, the matters required to be discussed in SAS 61, as may be modified or supplemented. The audit committee has received the written disclosures and the correspondence from KPMG LLP as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with KPMG LLP their independence. Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

The members of the audit committee are James E. Nielson, James Shone, Barry Coffey and Jacqueline Danforth.

The Company's independent auditor, KPMG LLP will have representatives present at the Company's Annual Meeting to respond to appropriate questions as may be posed by the Company's shareholders.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON

ACCOUNTING AND FINANCIAL DISCLOSURE

As of February 28, 2000, Synergy dismissed Sarna & Co. as the principal accountant previously engaged to audit Synergy's financial statements. Sarna & Co. was engaged to audit Synergy's fiscal year ended December 31, 1998 and the subsequent period ended March 31, 1999.

Sarna & Co.'s report on Synergy's financial statements for the fiscal year ended December 31, 1998, did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was approved by Synergy's Board of Directors. During Synergy's two most recent fiscal years (of which Sarna & Co. audited only the 1998 fiscal year) and during all subsequent interim periods preceding Sarna & Co.'s dismissal, there were no disagreements between Synergy and the former accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

There were no reportable events (as such term is defined by paragraph (a)(1)(v) of Item 304 of Regulation S-B promulgated by the SEC) that occurred within Synergy's two most recent fiscal years nor any subsequent interim period preceding the dismissal of Sarna & Co.

Synergy provided Sarna & Co. with a copy of the disclosures made in its Current Report Form 8-K dated February 28, 2000, prior to the filing of the same. Synergy has requested Sarna & Co. to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made in this Form 8-K and, if not, stating the respects in which it does not agree. Synergy has received the aforementioned letter from Sarna & Co.

As of February 28, 2000, Synergy engaged the accounting firm of Hansen, Barnett & Maxwell, a professional corporation, as its principal accounting firm to audit its financial statements. Synergy has not consulted with Hansen, Barnett & Maxwell regarding either the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on Synergy's financial statements; nor any disagreement or other reportable event (as such are defined in paragraphs (a)(1)(iv)-(v) under Item 304 of Regulation S-B) as no such disagreement or reportable event occurred as disclosed above.

As of December 7, 2000, Synergy dismissed Hansen, Barnett & Maxwell as the principal accountant previously engaged to audit its financial statements. Hansen, Barnett & Maxwell. was engaged to audit Synergy's financial statements for the fiscal years ended December 31, 1998 and 1999. Hansen, Barnett & Maxwell's report on Synergy's financial statements for the fiscal years ended December 31, 1998, and 1999 contained substantial doubt about Synergy's ability to continue as a going concern. Such report did not contain any other adverse opinion or a disclaimer of opinion nor was it in any other way qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was approved by the Registrant's Board of Directors.

During Synergy's two most recent fiscal years and during all subsequent interim periods preceding Hansen, Barnett & Maxwell's dismissal, there were no disagreements between Synergy and the accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Other than the comments with respect to substantial doubt about Synergy's ability to continue as a going concern as described above, there were no reportable events (as such term is defined by paragraph (a)(1)(v) of Item 304 of Regulation S-B) that occurred within Synergy's two most recent fiscal years nor any subsequent interim period preceding the dismissal of Hansen, Barnett & Maxwell.

Synergy provided Hansen, Barnett & Maxwell with a copy of the disclosures made in its Current Report Form 8-K dated December 7, 2000, prior to the filing of the same. Synergy requested Hansen, Barnett & Maxwell to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made in the Form 8-K, which it did and which was attached to the Form 8-K as an exhibit.

As of December 7, 2000, Synergy engaged the accounting firm of KPMG LLP as its principal accounting firm to audit its financial statements. Synergy did not consult with KPMG regarding either the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on Synergy's financial statements; nor any disagreement or other reportable event (as such are defined in paragraphs (a)(1)(iv)-(v) under Item 304 of Regulation S-B) as no such disagreement or reportable event occurred as disclosed above.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information for the individuals who served as the named executive officer of Synergy during any portion of the last three fiscal years and the most highly compensated executive officer of Synergy's subsidiary, Carbon Resources Limited. No disclosure need be provided for any executive officer, other than the named executive officer, whose total annual salary and bonus for the last completed fiscal year did not exceed $100,000USD.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary($USD)	Other Annual Compensation	Securities Underlying Options	All Other Compensation (USD)
Cameron Haworth, President and Director	1998	0	-	100,000(1)	-
Cameron Haworth, President and Director	1999	0	-	150,000(1)	-
Cameron Haworth, President and Director	2000	66,134	-	-	-
John Gradek, Chief Executive Officer and Director (3)	2000	44,018	-	-	-
Thomas E. Cooley, Director of Technology, President & Director of Syngen Technologies Limited and Director of Carbon Resources Limited	1999	0	-	220,648(2)	-
Thomas E. Cooley, Director(4), Director of Technology, President & Director of Syngen Technologies Limited and President & Director of Carbon Resources Limited	2000	140,000	10,673	250,000	1,583

(1) Mr. Haworth received options for 250,000 shares of common stock in exchange for his services as President and a member of the Board of Directors for the years 1998 and 1999. Since the exercise price for such options exceeded the market price for the shares during the time that they were earned, no value has been ascribed to such options.

(2) Mr. Cooley received 220,648 shares of Synergy as compensation for his services in 1999, which was valued at $143,921USD.

(3) Mr. Gradek served as CEO from August 15, 2000 through January 15, 2001 and was a director from September 14, 1999 to January 15, 2001.

(4) Mr. Cooley was appointed to the Board of Directors of Synergy on August 2, 2000.

COMPENSATION OF DIRECTORS

At present no members of the Board of Directors of Synergy Technologies Corporation are compensated for their services as directors.

MANAGEMENT CONTRACTS AND RELATED PARTY COMPENSATION ARRANGEMENTS

During the twelve-month period ended December 31, 2000, the Company and its subsidiaries were charged a total of $146,919 in consulting fees by Glidarc Technologies Inc. (a Texas corporation) for process management services and technical personnel. Mr. Thomas Cooley, an officer of Glidarc Technologies was owed, an amount of $23,515 relating to services provided by Glidarc Technologies through December 31, 2000 remained due and payable to Glidarc at year end.

The Company was charged $15,083 for consulting services and reimbursement of actual expenses by Huntingtown Associates LLC (a Connecticut corporation) of which Mr. Baumert is the sole proprietor. An amount of $7,230 remained due and payable to Huntingtown Associates as at year-end.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended December 31, 1999, Synergy Technologies and its subsidiaries were charged $95,021USD for management services and rent by CMJ Consulting Ltd, a private Alberta corporation that has a common officer with Synergy Technologies Corporation. Mr. Marc Cernovitch, Vice President of Synergy, has been an officer and director of CMJ Consulting Ltd. since October 1997, and a shareholder since September 1997. Further Ms. Jacqueline Danforth, an officer and director of Synergy, served as an officer of CMJ Consulting from October 1997 to September 1999 and was a nominee holder of one-third of the outstanding stock until March 1998.

During fiscal 1999 CMJ converted a total of $166,000USD from outstanding loans made during 1998 and 1999 to 332,000 units of the common stock of Synergy at $0.50USD per Unit under a Regulation D Offering in February 1999. They also converted a total of $69,000USD from outstanding accounts payables incurred in the general course of business to 138,000 units of common stock of Synergy. CMJ purchased an additional 124,686 units of Synergy Technologies for cash proceeds of $62,343USD in April 1999. As at December 1999 an amount of $13,343USD in loans and $76,861USD in accounts payable remained outstanding.

During fiscal 2000 a total of 131,573 shares of Synergy were issued to Mr. Marc Cernovitch in consideration for consulting services rendered by CMJ to the Company and its subsidiary to the end of fiscal 1999. All other amounts outstanding to CMJ at the end of fiscal 1999 were repaid in fiscal 2000.

During the fiscal year ended December 31, 1999, Synergy was charged a total of $211,040USD in consulting fees by Glidarc Technologies Inc. (a Texas corporation) for process management services. Mr. Thomas Cooley is the President of Glidarc Technologies and Chief Executive Officer and a Director of Synergy, the President and a Director of Carbon Resources Limited, a private Cyprus Corporation of which Synergy holds a 50% interest and the President and a Director of Syngen Technologies Limited, a wholly-owned subsidiary of Synergy. As at December 31, 1999, an amount of $190,720USD for services rendered remained due and payable to Glidarc Technologies, which was paid in the form of the issuance of 304,989 shares on February 16, 2000. During the fiscal year ended December 31, 2000, Synergy was charged a total of $146,919USD by Glidarc Technologies. As at December 31, 2000, an amount of $23,515USD remained due and payable to Glidarc Technologies. As of the date of this filing, $17,606USD has been paid toward such outstanding balance.

In September 1998 Synergy and Stone Canyon Resources Ltd., a private Alberta corporation, entered into a letter agreement under which Stone Canyon Resources Ltd., a private Alberta Corporation, agreed to fund the development of a 4 barrel/day gas-to-liquids- demonstration facility in return for the Canadian marketing and licensing rights to the technology. Ms. Jacqueline Danforth and Mr. Cameron Haworth are officers and directors of both Synergy and Stone Canyon Resources and Ms. Danforth is a greater than 5% shareholder of Stone Canyon Resources. Pursuant to this agreement, during the fiscal year ended December 31, 1998, an invoice was issued to Stone Canyon Resources in the amount of $370,799USD for reimbursement of all costs incurred in respect of the development of the 4 barrel/day facility. As of December 31, 1998, the consolidated receivable which remained due from Stone Canyon totaled $282,351USD.

During the fiscal year ended December 31, 1999, Stone Canyon Resources Ltd., an Alberta corporation, advanced funds to Synergy and its subsidiaries to reduce the amount outstanding at December 31, 1998. In addition, as at December 31, 1999, Syngen Technologies Limited (the Synergy Subsidiary to which the gas-to-liquids technology was transferred from Carbon Resources Limited) invoiced Stone Canyon Resources Ltd., the Canadian corporation, an additional $65,646USD for reimbursement of 4 barrel per day facility expenses incurred over the year. As at December 31, 1999, the consolidated receivable which remained due from Stone Canyon Resources Ltd., the Canadian corporation, totaled $32,067USD. During the fiscal year ended December 31, 2000 Stone Canyon Resources provided $1,441,429USD towards development of the gas-to-liquids demonstration facility, of which $795,023USD was provided by Synergy.

As of October 31, 2000, Synergy transferred all of the issued and outstanding shares of Stone Canyon Resources Inc., a Colorado corporation, to Stone Canyon Resources Ltd., the Canadian corporation. This transfer was done pursuant to a Share Exchange Agreement dated May 5, 1998, by and among Synergy, Stone Canyon Resources Ltd., Laxarco Holding Limited and Carbon Resources Limited. Prior to this transfer, Stone Canyon Resources Inc. had no operations. At the time of the execution of the Share Exchange Agreement in May 1998, Stone Canyon Resources Inc. held several promising oil and gas development leases involved in certain ongoing exploration and development programs Synergy undertook to move forward. Subsequently, during the course of review of these development leases, Synergy discovered certain information that prevented continuation with the proposed development programs As a result many of the leases expired undeveloped and were written down by Stone Canyon Resources Inc. Resultant from the relative discrepancy in value between the sale of 3,000,000 shares of Synergy by Stone Canyon Resources Ltd. to certain shareholders of Laxarco Holding Limited pursuant to the Share Exchange Agreement and nil asset value in Stone Canyon Resources Inc. resulting from the abandonment of the proposed lease development program by Synergy, Stone Canyon Resources Ltd. and Synergy entered into negotiations to resolve the remaining terms of the Share Exchange Agreement in the spirit in which the initial agreement was intended. On October 19, 2000 Synergy agreed to transfer its interest in Stone Canyon Resources Inc. and to issue a promissory note to Stone Canyon Resources Ltd. with a principal amount of $1,000,000USD bearing interest at the Bank of America's prime lending rate less 1%, due and payable three years from the date of issue.

On January 14, 2000, James Nielson and the Wood River Trust entered into a Financing and Security Agreement with Synergy whereby $300,000USD was loaned to Synergy. Mr. Nielson became a member of the Board of Directors of Synergy on September 27, 2000. Mr. Nielson's portion of the loan was $125,000USD. The loan accrued interest at the rate of 8% per annum and was convertible into shares of Synergy's common stock at the rate of $0.50USD per share. Upon conversion of the loan, all accrued interest thereon is forgiven. On June 13, 2000, the loan was converted and Mr. Nielson received 250,000 shares of Synergy's common stock. Mr. Nielson became a member of Synergy's Board of Directors on September 27, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

As far as the company is aware, none of the officers or directors of the company were late in filing their initial form 3 stating their beneficial ownership of equity securities of the company, their form 4 or their form 5 stating their beneficial ownership of such securities as of the end of fiscal year 2000.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
Name Of Optionee	Securities Under Options/SARs Granted (#)	% Of Total Options/SARs Granted In Financial Year	Exercise Or Base Price ($/Security)	Market Value Of Securities Underlying Options/SARs On The Date Of Grant ($/Security)	Expiration Date
Cameron Haworth, President and Director	250,000	8.2%	$1.00	$132,705	January 4, 2010
John Gradek, Chief Executive Officer and Director (1)	200,000	6.7%	$1.00	$106,200	January 4, 2010(1)
Thomas E. Cooley (2) Director, Director of Technology, President & Director of Syngen Technologies Limited and President & Director of Carbon Resources Limited	250,000	8.2%	$1.00	$132,705	January 4, 2010

(1) Mr. Gradek served as CEO from August 15, 2000 through January 15, 2001 and was a director from September 14,1999 to January 15, 2001. Mr. Gradek's options were cancelled on January 16, 2001.

(2) Mr. Cooley was appointed to the Board of Directors of Synergy on August 2, 2000.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL

YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES
Name Of Optionee	Securities Acquired On Exercise (#)	Aggregate Value Realized ($)	Unexercised Options/SARs At Financial Year End (#) Exercisable/ Unexercisable	Value Of Unexercised In-The-Money Options/SARs At Financial Year End ($) Exercisable/ Unexercisable
Cameron Haworth, President and Director	Nil	Nil	250,000 exercisable	Nil
John Gradek, Chief Executive Officer and Director (1)	Nil	Nil	200,000 exercisable	Nil
Thomas E. Cooley (2) Director, Director of Technology, President & Director of Syngen Technologies Limited and President & Director of Carbon Resources Limited	Nil	Nil	250,000 exercisable	Nil

(1) Mr. Gradek served as CEO from August 15, 2000 through January 15, 2001 and was a director from September 14,1999 to January 15, 2001. Mr. Gradek's options were cancelled on January 16, 2001.

(2) Mr. Cooley was appointed to the Board of Directors of Synergy on August 2, 2000.

A total of 105,000 stock options were exercised by certain directors, officers, employees and consultants during the year ended December 31, 2000 at $1.00 per share. No pension plan or retirement benefit plans have been instituted by the Company, and none are proposed at this time.

INTEREST OF INSIDERS AND CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as disclosed elsewhere in this Proxy Statement, none of the Directors or executive officers of the Company, no proposed nominee for election as a Director of the Company, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon at the Meeting.

There has been no material proceeding to which any director, officer or affiliate of the Company, any owner of record beneficially of more than 5% of the outstanding shares of the Company's common stock, or shareholder is a party adverse to the Company or has a material interest adverse to the Company.

APPOINTMENT OF AUDITORS

Management proposes the appointment of KPMG LLP, as Auditors of the Company for the current fiscal year and that the directors be authorized to fix their remuneration. KPMG LLP audited the Company's financial statements for the fiscal year ended December 31, 2000. Representatives of KPMG are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

STOCK OPTIONS AND STOCK OPTION PLAN

At the Meeting, the shareholders of the Company will be requested to ratify and approve any existing stock options granted to insiders of the Company otherwise than pursuant to prior shareholder authorization and to authorize the directors to adopt a stock option plan whereby options may be granted and exercised to purchase shares of common stock of the Company to insiders of the Company and to re-negotiate any existing stock options, all at such price or prices, expiration dates and such other terms as may be acceptable to the Board of Directors of the Company. The Company intends that the shares underlying such options to be granted will be registered in a registration statement filed with the SEC on Form S-8. It is not determinable at this time the amount of such options to be received by any of the insiders of the Company.

Shareholder approval to the grant and/or re-negotiation of insiders' incentive stock options is required. The term "insiders" is generally intended to include directors and nominees for election as directors, executive officers of the Company and its subsidiaries, the five highest paid employees, holders of greater than 10% of the voting securities of the Company and anyone who received or is to receive 5 percent of any such options.

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

WE WILL PROVIDE WITHOUT CHARGE ON THE WRITTEN REQUEST OF ANY PERSON SOLICITED HEREBY A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000. WRITTEN REQUESTS SHOULD BE MAILED TO JACQUELINE DANFORTH, SECRETARY, SYNERGY TECHNOLOGIES CORPORATION, 335 25TH STREET, S.E., CALGARY, ALBERTA CANADA T2A 7H8.

BY ORDER OF THE BOARD OF DIRECTORS

"Thomas E. Cooley"

Chief Executive Officer

SYNERGY TECHNOLOGIES CORPORATION

PROXY FOR THE 2001 ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON JUNE 15, 2001

THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Synergy Technologies Corporation (hereinafter called the "Company") hereby appoints Thomas Cooley, or failing him, Jacqueline Danforth, or failing her, __________________, as nominee of the undersigned, to attend and act for and on behalf of the undersigned at the 2001 Annual Meeting of Shareholders of the Company to be held on June 15, 2001 and at any adjournment thereof and, the shares represented by this proxy are specifically directed to be voted or to be withheld from voting as indicated below:

1. To appoint KPMG LLP, Chartered Accountants, as Auditors of the Company:

In favour: Against: Withhold vote:

2. To authorize the directors to fix the remuneration of the Auditors:

In favour: Against: Withhold vote:

3. (a) To elect as directors all the persons named in 3(b) below:

In favour: Against: Withhold vote:

OR

(b) To elect as a director:

Cameron Haworth In favour:

Against:

Withhold Vote:

Jacqueline Danforth In favour:

Against:

Withhold Vote:

James Shone In favour:

Against:

Withhold Vote:

Thomas Cooley In favour:

Against:

Withhold Vote:

Barry J. Coffey In favour:

Against:

Withhold Vote:

James Nielson In favour:

Against:

Withhold Vote:

Duane Baumert In favour:

Against:

Withhold Vote:

  To authorize the Directors in their discretion to re-negotiate any existing stock options and to grant options to Insiders of the Company and or its subsidiaries at such price or prices and upon such terms as may be acceptable.

In favour: Against: Withhold vote:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IF A CHOICE IS SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES SHALL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY.  WHERE NO CHOICE IS OR WHERE BOTH CHOICES ARE SPECIFIED IN RESPECT OF ANY MATTER TO BE ACTED UPON, THE SHARES REPRESENTED HEREBY SHALL BE VOTED FOR THE ADOPTION OF ALL SUCH MATTERS.  THIS PROXY CONFERS UPON THE PERSON NAMED HEREIN AS NOMINEE DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of 2001 Annual Meeting of Shareholders and the accompanying Proxy Statement dated May 4, 2001.

If this Form of Proxy is not dated by the shareholder in the space below, it is deemed to bear the date on which it is mailed by the Company to the shareholder.

The undersigned hereby revokes any proxy previously given in respect of the Meeting.

DATED this _______  day of _____________________________, 2001.

________________________________ Name (Please Print) ________________________________ Address ________________________________ ________________________________ Signature	Number of Shares Held: ________________________________

NOTES TO FORM OF PROXY

1. IF THE SHAREHOLDER DOES NOT WISH TO APPOINT ANY OF THE PERSONS NAMED IN THIS FORM OF PROXY, HE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE THE NAME OF THE PERSON HE WISHES TO ACT AS HIS PROXY. SUCH PERSON NEED NOT BE A SHAREHOLDER OF THE COMPANY.

2. This Form of Proxy must be signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under the hand of a duly authorized officer or attorney of the corporation.

3. This Form of Proxy, and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof, must be deposited either at the office of the Company's Registrar and Transfer Agent, Holladay Stock Transfer Services, at 2939 North 67th Place, Scottsdale, Arizona 85251, fax to 480.481.3941, or with the offices of the Company at 335 25th Street SE, Calgary, Alberta T2A 7H8, fax to 403.290.1257, at least 48 hours before the time of the Meeting or any adjournment thereof, excluding Saturdays and holidays.

APPENDIX TO SYNERGY TECHNOLOGIES CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

JUNE 15, 2001

Audit Committee Charter

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the controller's, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

  Provide an open avenue of communication between the controller, the independent auditor, and the board of directors.

  Review and update the committee's charter annually.

  Create an agenda for the ensuing year.

  Maintain minutes or other records of meetings and activities of the Audit Committee.

  Recommend to the board of directors the independent auditors to be nominated, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditors.

  Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

  Confirm and assure the independence of the controller and the independent auditor, including a review of management consulting services and related fees provided by the independent auditor.

  Inquire of management, the director of internal auditing, and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

  Consider, in consultation with the independent auditor and the director of internal auditing, the audit scope and plan of the controller and the independent auditor.

  Consider with management and the independent auditor the rationale for employing audit firms other than the principal independent auditor.

  Review with the director of internal auditing and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  Consider and review with the independent auditor and the director of internal auditing:

    The adequacy of the company's internal controls including computerized information system controls and security.

    Any related significant findings and recommendations of the independent auditor and internal auditing together with management's responses thereto.

    The adequacy of internal controls and procedures related to executive travel and entertainment

  Review with management and the independent auditor at the completion of the annual examination:

    The company's annual financial statements and related footnotes.

    The independent auditor's audit of the financial statements and his or her report thereon.

    Any significant changes required in the independent auditor's audit plan.

    Any serious difficulties or disputes with management encountered during the course of the audit.

    Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

  Consider and review with management and the director of internal auditing:

  Significant findings during the year and management's responses thereto.

  Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

  Any changes required in the planned scope of their audit plan.

  The internal auditing department budget and staffing.

  The internal auditing department charter.

  Internal auditing compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

  Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

  Review with management, the independent auditor, and the director of internal auditing the interim financial report before it is filed with the SEC or other regulations

  Review policies and procedures with respect to officers and director's; expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the controller or the independent auditor.

  Review legal and regulatory matters that may have a material impact to the financial statement's related company compliance policies, and programs and reports received from regulators.

  Meet with the director of internal auditing, the independent auditor, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

  Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

  Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

  The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

  The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

  The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.